OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                             COMPUTATIONAL MATERIALS





BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
    Class               Original    Coupon  Avg.    CBE      1st   Last  Mod.
    Name & Type             Par       %     Life   Yield     Pay   Pay   Dur.
 -----------------------------------------------------------------------------
 TO CALL
    A1  SENIOR FLTR   36,152,000  FLOAT(3)  1.10    N/A      3/97  4/99  1.03
    A2  SENIOR        32,798,000    6.300   3.10   6.318     4/99  4/01  2.72
    A3  SENIOR        23,683,000    6.550   5.10   6.599     4/01  6/03  4.19
    A4  SENIOR        11,771,000    6.800   6.97   6.869     6/03 11/04  5.37
    A5  SENIOR        37,665,000    7.050  10.99   7.169    11/04  8/12  7.32
    A6  AA MEZZ       16,197,000    7.450  16.23   7.550     8/12  6/13  9.09
    B1  BBB SUB       17,586,000    7.400   8.13   7.497     2/02  8/09  5.81
    B2  BBB- SUB       9,255,770    7.875  15.25   8.020     8/09  6/13  8.52
 -------------------------------
 TO MATURITY
    A6  AA MEZZ       16,197,000    7.450  18.86   7.551     8/12  4/20  9.74
    B1  BBB SUB       17,586,000    7.400   8.13   7.497     2/02  8/09  5.81
    B2  BBB- SUB       9,255,770    7.875  18.04   8.019     8/09  4/24  9.08
 -----------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 160% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) Coupon based on one-month LIBOR.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS







BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A1 SENIOR FLOATER
 Price: 100-00      Coupon: FLOAT                  Original Par:    36,152,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          4.67      1.84      1.53      1.10      0.93      0.67
 Duration:              3.90      1.68      1.41      1.03      0.88      0.63
 First Prin Pay:        3/97      3/97      3/97      3/97      3/97      3/97
 Last Prin Pay:         4/05      9/00      2/00      4/99     12/98      6/98
 -----------------------------------------------------------------------------



 A2 SENIOR
 Price: 99-31       Coupon: 6.300                  Original Par:    32,798,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.36      6.34      6.33      6.32      6.31      6.28
 Average Life:         10.96      5.21      4.35      3.10      2.60      1.87
 Duration:              7.65      4.29      3.68      2.72      2.32      1.71
 First Prin Pay:        4/05      9/00      2/00      4/99     12/98      6/98
 Last Prin Pay:         6/10      1/04     12/02      4/01      8/00      8/99
 -----------------------------------------------------------------------------



 A3 SENIOR
 Price: 99-30+      Coupon: 6.550                  Original Par:    23,683,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.62      6.61      6.61      6.60      6.59      6.57
 Average Life:         14.95      8.31      7.04      5.10      4.22      2.97
 Duration:              9.23      6.19      5.45      4.19      3.57      2.61
 First Prin Pay:        6/10      1/04     12/02      4/01      8/00      8/99
 Last Prin Pay:         2/14      4/07      9/05      6/03      4/02      9/00
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 A4 SENIOR
 Price: 99-29+      Coupon: 6.800                  Original Par:    11,771,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.88      6.88      6.88      6.87      6.86      6.85
 Average Life:         17.77     11.16      9.55      6.97      5.75      3.81
 Duration:              9.99      7.57      6.79      5.37      4.60      3.25
 First Prin Pay:        2/14      4/07      9/05      6/03      4/02      9/00
 Last Prin Pay:         9/15      5/09      9/07     11/04      7/03      4/01
 -----------------------------------------------------------------------------



 A5 SENIOR
 Price: 99-21       Coupon: 7.050                  Original Par:    37,665,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.16      7.17      7.17      7.17      7.17      7.18
 Average Life:         21.17     15.98     14.31     10.99      9.26      6.05
 Duration:             10.61      9.20      8.64      7.32      6.50      4.71
 First Prin Pay:        9/15      5/09      9/07     11/04      7/03      4/01
 Last Prin Pay:        11/20      6/17      1/16      8/12      6/10      4/06
 -----------------------------------------------------------------------------



 A6 AA MEZZ
 Price: 99-29       Coupon: 7.450                  Original Par:    16,197,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.55      7.55      7.55      7.55      7.55      7.54
 Average Life:         24.02     21.06     19.57     16.23     14.06     10.26
 Duration:             10.80     10.27      9.95      9.09      8.41      6.92
 First Prin Pay:       11/20      6/17      1/16      8/12      6/10      4/06
 Last Prin Pay:         3/21      4/18     10/16      6/13      4/11      8/07
 ---------------------------
 TO MATURITY
 Bond Yield:            7.55      7.55      7.55      7.55      7.55      7.55
 Average Life:         25.31     22.84     21.74     18.86     16.82     12.37
 Duration:             11.00     10.59     10.38      9.74      9.21      7.73
 First Prin Pay:       11/20      6/17      1/16      8/12      6/10      4/06
 Last Prin Pay:        12/23     12/22      4/22      4/20     11/18      8/14
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY
 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------

 B1 BBB SUB
 Price: 99-27+      Coupon: 7.400                  Original Par:    17,586,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.50      7.50      7.50      7.50      7.50      7.49
 Average Life:         18.63     12.52     10.92      8.13      7.22      6.41
 Duration:              9.72      7.77      7.12      5.81      5.33      4.89
 First Prin Pay:       10/11      3/05      1/04      2/02      9/01      9/01
 Last Prin Pay:         7/19     11/14      2/13      8/09      2/08      3/06
 ---------------------------
 TO MATURITY
 Bond Yield:            7.50      7.50      7.50      7.50      7.50      7.49
 Average Life:         18.63     12.52     10.92      8.13      7.22      6.41
 Duration:              9.72      7.77      7.12      5.81      5.33      4.89
 First Prin Pay:       10/11      3/05      1/04      2/02      9/01      9/01
 Last Prin Pay:         7/19     11/14      2/13      8/09      2/08      3/06
 -----------------------------------------------------------------------------



 B2 BBB- SUB
 Price: 99-19+      Coupon: 7.875                  Original Par:     9,255,770
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            8.02      8.02      8.02      8.02      8.02      8.02
 Average Life:         23.62     20.21     18.71     15.25     13.35     10.25
 Duration:             10.32      9.73      9.41      8.52      7.94      6.77
 First Prin Pay:        7/19     11/14      2/13      8/09      2/08      3/06
 Last Prin Pay:         3/21      4/18     10/16      6/13      4/11      8/07
 ---------------------------
 TO MATURITY
 Bond Yield:            8.02      8.02      8.02      8.02      8.02      8.02
 Average Life:         24.64     22.00     20.89     18.04     16.54     13.76
 Duration:             10.46     10.00      9.77      9.08      8.67      7.85
 First Prin Pay:        7/19     11/14      2/13      8/09      2/08      3/06
 Last Prin Pay:         4/24      4/24      4/24      4/24      4/24      4/24
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






 PERCENT OF CLASS A-1 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 February 15, 1998             92          75          69          56          47          24
 February 15, 1999             83          46          34           6           0           0
 February 15, 2000             73          17           0           0           0           0
 February 15, 2001             62           0           0           0           0           0
 February 15, 2002             50           0           0           0           0           0
 February 15, 2003             36           0           0           0           0           0
 February 15, 2004             20           0           0           0           0           0
 February 15, 2005              3           0           0           0           0           0
 February 15, 2006              0           0           0           0           0           0
 February 15, 2007              0           0           0           0           0           0
 February 15, 2008              0           0           0           0           0           0
 February 15, 2009              0           0           0           0           0           0
 February 15, 2010              0           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 February 15, 2012              0           0           0           0           0           0
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:           4.7         1.8         1.5         1.1         0.9         0.7

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






  PERCENT OF CLASS A-2 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100          87          38
 February 15, 2000            100         100          99          54          26           0
 February 15, 2001            100          87          62           7           0           0
 February 15, 2002            100          56          27           0           0           0
 February 15, 2003            100          26           0           0           0           0
 February 15, 2004            100           0           0           0           0           0
 February 15, 2005            100           0           0           0           0           0
 February 15, 2006             87           0           0           0           0           0
 February 15, 2007             70           0           0           0           0           0
 February 15, 2008             52           0           0           0           0           0
 February 15, 2009             30           0           0           0           0           0
 February 15, 2010              7           0           0           0           0           0
 February 15, 2011              0           0           0           0           0           0
 February 15, 2012              0           0           0           0           0           0
 February 15, 2013              0           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          11.0         5.2         4.4         3.1         2.6         1.9

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






 PERCENT OF CLASS A-3 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100          47
 February 15, 2001            100         100         100         100          62           0
 February 15, 2002            100         100         100          51           6           0
 February 15, 2003            100         100          91          10           0           0
 February 15, 2004            100          95          48           0           0           0
 February 15, 2005            100          54          16           0           0           0
 February 15, 2006            100          28           0           0           0           0
 February 15, 2007            100           4           0           0           0           0
 February 15, 2008            100           0           0           0           0           0
 February 15, 2009            100           0           0           0           0           0
 February 15, 2010            100           0           0           0           0           0
 February 15, 2011             72           0           0           0           0           0
 February 15, 2012             47           0           0           0           0           0
 February 15, 2013             24           0           0           0           0           0
 February 15, 2014              0           0           0           0           0           0
 February 15, 2015              0           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          14.9         8.3         7.0         5.1         4.2         3.0

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






 PERCENT OF CLASS A-4 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100          19
 February 15, 2002            100         100         100         100         100           0
 February 15, 2003            100         100         100         100          29           0
 February 15, 2004            100         100         100          47           0           0
 February 15, 2005            100         100         100           0           0           0
 February 15, 2006            100         100          78           0           0           0
 February 15, 2007            100         100          27           0           0           0
 February 15, 2008            100          58           0           0           0           0
 February 15, 2009            100           9           0           0           0           0
 February 15, 2010            100           0           0           0           0           0
 February 15, 2011            100           0           0           0           0           0
 February 15, 2012            100           0           0           0           0           0
 February 15, 2013            100           0           0           0           0           0
 February 15, 2014             95           0           0           0           0           0
 February 15, 2015             37           0           0           0           0           0
 February 15, 2016              0           0           0           0           0           0
 February 15, 2017              0           0           0           0           0           0
 February 15, 2018              0           0           0           0           0           0
 February 15, 2019              0           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          17.8        11.2         9.5         7.0         5.7         3.8

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






 PERCENT OF CLASS A-5 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100          69
 February 15, 2003            100         100         100         100         100          46
 February 15, 2004            100         100         100         100          86          28
 February 15, 2005            100         100         100          94          66          13
 February 15, 2006            100         100         100          76          50           1
 February 15, 2007            100         100         100          61          35           0
 February 15, 2008            100         100          93          47          23           0
 February 15, 2009            100         100          78          34          12           0
 February 15, 2010            100          88          64          22           2           0
 February 15, 2011            100          73          50          12           0           0
 February 15, 2012            100          61          39           3           0           0
 February 15, 2013            100          49          29           0           0           0
 February 15, 2014            100          37          19           0           0           0
 February 15, 2015            100          25           9           0           0           0
 February 15, 2016             91          14           0           0           0           0
 February 15, 2017             70           3           0           0           0           0
 February 15, 2018             54           0           0           0           0           0
 February 15, 2019             36           0           0           0           0           0
 February 15, 2020             15           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          21.2        16.0        14.3        11.0         9.3         6.1

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS





 PERCENT OF CLASS A-6 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100         100         100         100
 February 15, 2004            100         100         100         100         100         100
 February 15, 2005            100         100         100         100         100         100
 February 15, 2006            100         100         100         100         100         100
 February 15, 2007            100         100         100         100         100          81
 February 15, 2008            100         100         100         100         100          63
 February 15, 2009            100         100         100         100         100          49
 February 15, 2010            100         100         100         100         100          38
 February 15, 2011            100         100         100         100          86          28
 February 15, 2012            100         100         100         100          71          18
 February 15, 2013            100         100         100          90          58           9
 February 15, 2014            100         100         100          75          47           3
 February 15, 2015            100         100         100          60          33           0
 February 15, 2016            100         100          98          46          21           0
 February 15, 2017            100         100          78          31          11           0
 February 15, 2018            100          87          63          20           4           0
 February 15, 2019            100          68          47          10           0           0
 February 15, 2020            100          47          28           1           0           0
 February 15, 2021             87          22          10           0           0           0
 February 15, 2022             62           9           1           0           0           0
 February 15, 2023             30           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          25.3        22.8        21.7        18.9        16.8        12.4

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS






 PERCENT OF CLASS B-1 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100          98          89          84
 February 15, 2003            100         100         100          80          68          56
 February 15, 2004            100         100          97          63          50          33
 February 15, 2005            100         100          83          48          34          15
 February 15, 2006            100          88          70          35          21           1
 February 15, 2007            100          77          58          23          10           0
 February 15, 2008            100          65          47          13           0           0
 February 15, 2009            100          54          36           4           0           0
 February 15, 2010            100          43          26           0           0           0
 February 15, 2011            100          32          16           0           0           0
 February 15, 2012             96          23           8           0           0           0
 February 15, 2013             85          15           0           0           0           0
 February 15, 2014             73           6           0           0           0           0
 February 15, 2015             60           0           0           0           0           0
 February 15, 2016             45           0           0           0           0           0
 February 15, 2017             30           0           0           0           0           0
 February 15, 2018             18           0           0           0           0           0
 February 15, 2019              5           0           0           0           0           0
 February 15, 2020              0           0           0           0           0           0
 February 15, 2021              0           0           0           0           0           0
 February 15, 2022              0           0           0           0           0           0
 February 15, 2023              0           0           0           0           0           0
 February 15, 2024              0           0           0           0           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          18.6        12.5        10.9         8.1         7.2         6.4

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)

      OAKWOOD SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1997-A
                            COMPUTATIONAL MATERIALS





 PERCENT OF CLASS B-2 PRINCIPAL OUTSTANDING

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------

 Initial Percent              100         100         100         100         100         100
 February 15, 1998            100         100         100         100         100         100
 February 15, 1999            100         100         100         100         100         100
 February 15, 2000            100         100         100         100         100         100
 February 15, 2001            100         100         100         100         100         100
 February 15, 2002            100         100         100         100         100         100
 February 15, 2003            100         100         100         100         100         100
 February 15, 2004            100         100         100         100         100         100
 February 15, 2005            100         100         100         100         100         100
 February 15, 2006            100         100         100         100         100         100
 February 15, 2007            100         100         100         100         100          80
 February 15, 2008            100         100         100         100          99          63
 February 15, 2009            100         100         100         100          83          49
 February 15, 2010            100         100         100          91          68          38
 February 15, 2011            100         100         100          76          56          30
 February 15, 2012            100         100         100          64          46          30
 February 15, 2013            100         100         100          54          38          30
 February 15, 2014            100         100          86          45          30          30
 February 15, 2015            100          95          72          36          30          25
 February 15, 2016            100          79          59          30          30          18
 February 15, 2017            100          64          47          30          30          13
 February 15, 2018            100          52          38          30          30           9
 February 15, 2019            100          40          30          30          27           6
 February 15, 2020             81          30          30          30          18           4
 February 15, 2021             52          30          30          19          10           2
 February 15, 2022             37          30          30          12           6           1
 February 15, 2023             30          25          17           6           3           1
 February 15, 2024             12           4           2           1           0           0
 February 15, 2025              0           0           0           0           0           0

 Avg Life In Years:          24.6        22.0        20.9        18.0        16.5        13.8

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

(Credit Suisse First Boston logo appears here)